UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2021

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Post Office Box 470695

Charlotte, NC

28247

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Final Voting Results

At the Amergent Hospitality Group Inc. 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”) on December 30, 2021, the stockholders of Amergent Hospitality Group Inc., a Delaware corporation (“Amergent”) elected all of the nominees to the board of directors.

In addition, the stockholders:

●	approved the Amergent Hospitality Group Inc. 2021 Equity Incentive Plan (“2021 Plan”);

●	ratified the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

●	approved, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement); and

●	and selected “THREE YEARS”, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers.

Of the 15,706,735 shares of common stock outstanding on the record date of November 22, 2021, a total of 9,782,709 shares were voted in person or by proxy, representing 62.28% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote. Votes were cast as follows:

1. To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Eric Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification:

		Vote		Broker
	Vote For	Against	Abstentions	Non-Vote
Michael D. Pruitt	5,948,614	79,904	0	7,630,821
Frederick L. Glick	5,906,572	121,947	0	7,630,821
Keith J. Johnson	5,910,811	116,799	0	7,630,821
Neil G. Kiefer	5,948,484	80,034	0	7,630,821
J. Eric Wagoner	5,911,714	116,804	0	7,630,821

2. To approve the 2021 Plan:

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
5,634,076	422,275	17,027	7,630,821

3. To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021:

	Vote
Vote For	Against	Abstentions
9,782,709	71,288	3,902

4. To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement) (say-on-pay advisory vote):

	Vote
Vote For	Against	Abstentions
5,622,129	438,422	12,802

5. To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers (say-on-frequency advisory vote):

One Year	Two Years	Three Years	Abstentions
1,061,780	23,733	4,853,834	134,031

(d) A plurality of votes was cast in favor of “three years” on the say-on-frequency advisory vote. Amergent has considered the outcome of the say-on-frequency advisory vote and has determined, as was recommended with respect to this proposal by its board of directors in the proxy statement for the 2021 Annual Meeting, Amergent will hold future say-on-pay votes every three years until the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than Amergent’s 2027 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2022

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer